INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
U.S. and foreign earnings from continuing operations before income taxes are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In thousands)
U.S.	$214,675	$142,623	$20,603
Foreign	74,387	28,899	2,083
Total	$289,062	$171,522	$22,686

The components of the provision (benefit) for income taxes attributable to continuing operations are as follows:

	Years Ended December 31,
	2012	2011	2010
	(In thousands)
Current income tax provision (benefit):
Federal	$56,439	$49,450	$27,271
State	9,204	(26,510)	7,785
Foreign	16,496	8,496	3,097
Current income tax provision	82,139	31,436	38,153
Deferred income tax provision (benefit):
Federal	40,414	(23,293)	(7,031)
State	1,978	639	1,646
Foreign	(5,316)	(12,829)	(689)
Deferred income tax provision (benefit)	37,076	(35,483)	(6,074)
Income tax provision (benefit)	$119,215	$(4,047)	$32,079

The current income tax payable was reduced by $57.1 million, $22.2 million and $10.0 million for the years ended December 31, 2012, 2011 and 2010, respectively, for excess tax deductions attributable to stock-based compensation including settlements of vested stock-based awards denominated in subsidiaries' equity. The related income tax benefits are recorded as increases to additional paid-in capital.
The tax effects of cumulative temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below. The valuation allowance is related to items for which it is more likely than not that the tax benefit will not be realized.

	December 31,
	2012	2011
	(In thousands)
Deferred tax assets:
Accrued expenses	$13,708	$25,130
Net operating loss carryforwards	27,177	31,000
Tax credit carryforwards	5,095	10,518
Stock-based compensation	66,962	84,543
Income tax reserves, including related interest	60,596	57,016
Fair value investments	11,474	578
Equity method investments	13,809	12,850
Other	14,089	21,912
Total deferred tax assets	212,910	243,547
Less valuation allowance	(60,783)	(45,084)
Net deferred tax assets	152,127	198,463
Deferred tax liabilities:
Property and equipment	(6,018)	(16,264)
Investment in subsidiaries	(373,652)	(374,282)
Intangible and other assets	(60,830)	(56,597)
Other	(14,602)	(11,437)
Total deferred tax liabilities	(455,102)	(458,580)
Net deferred tax liability	$(302,975)	$(260,117)

Included in "Other current assets" in the accompanying consolidated balance sheet at December 31, 2012 and 2011 is a current deferred tax asset of $20.3 million and $41.0 million, respectively, and included in "Other non-current assets" in the accompanying consolidated balance sheet at December 31, 2012 and 2011 is a non-current deferred tax asset of $0.1 million and $1.4 million, respectively. In addition, included in "Accrued expenses and other current liabilities" in the accompanying consolidated balance sheet at December 31, 2011 is a current deferred tax liability of $0.4 million.
At December 31, 2012, the Company has federal and state net operating losses ("NOLs") of $29.6 million and $92.1 million, respectively. If not utilized, the federal NOLs will expire at various times between 2023 and 2032, and the state NOLs will expire at various times between 2013 and 2032. Utilization of federal NOLs will be subject to limitations under Section 382 of the Internal Revenue Code of 1986, as amended. In addition, utilization of certain state NOLs may be subject to limitations under state laws similar to Section 382 of the Internal Revenue Code of 1986. At December 31, 2012, the Company has foreign NOLs of $46.5 million available to offset future income. Of these foreign NOLs, $40.0 million can be carried forward indefinitely and $6.5 million will expire at various times between 2013 and 2032. During 2012, the Company recognized tax benefits related to NOLs of $2.1 million. Included in this amount is $0.6 million of tax benefits of acquired attributes which was recorded as a reduction in goodwill. At December 31, 2012, the Company has $8.9 million of federal capital losses and $248.4 million of state capital losses. If not utilized, the federal and state capital losses will expire between 2013 and 2017. Utilization of capital losses will be limited to the Company's ability to generate future capital gains.
At December 31, 2012, the Company has tax credit carryforwards of $14.9 million. Of this amount, $4.6 million related to federal credits for foreign taxes, $8.8 million related to state tax credits for research activities, and $1.4 million related to various state and local tax credits. Of these credit carryforwards, $10.2 million can be carried forward indefinitely and $4.6 million will expire within ten years.
During 2012, the Company's valuation allowance increased by $15.7 million primarily due to an unbenefited other-than-temporary impairment and unrealized losses in long-term marketable equity securities included in accumulated other comprehensive income and an increase in federal net operating losses. At December 31, 2012, the Company has a valuation allowance of $60.8 million related to the portion of tax loss carryforwards and other items for which it is more likely than not that the tax benefit will not be realized.
A reconciliation of the income tax provision (benefit) to the amounts computed by applying the statutory federal income tax rate to earnings from continuing operations before income taxes is shown as follows:

	Years Ended December 31,
	2012	2011	2010
	(In thousands)
Income tax provision at the federal statutory rate of 35%	$101,172	$60,033	$7,940
Reversal of deferred tax liability associated with investment in Meetic	—	(43,696)	—
Change in tax reserves, net	17,703	(15,493)	8,696
Foreign income taxed at a different statutory tax rate	(16,240)	(11,774)	(4,957)
Net adjustment related to the reconciliation of income tax provision accruals to tax returns	(3,876)	(7,298)	(38)
Federal valuation allowance on equity method investments	979	4,595	2,420
State income taxes, net of effect of federal tax benefit	7,650	5,592	5,310
Foreign tax credits	—	(1,076)	(5,255)
Non-deductible impairments of goodwill and intangible assets	—	—	13,661
Other, net	11,827	5,070	4,302
Income tax provision (benefit)	$119,215	$(4,047)	$32,079

No income taxes have been provided on indefinitely reinvested earnings of certain foreign subsidiaries aggregating $402.2 million at December 31, 2012. The amount of the unrecognized deferred income tax liability with respect to such earnings is $93.3 million.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest, is as follows:

	December 31,
	2012	2011	2010
	(In thousands)
Balance at January 1	$351,561	$389,909	$394,294
Additions based on tax positions related to the current year	6,278	1,749	3,060
Additions for tax positions of prior years	45,287	9,560	9,897
Reductions for tax positions of prior years	(17,545)	(26,595)	(13,164)
Settlements	(5,349)	(16,810)	(1,025)
Expiration of applicable statute of limitations	(951)	(6,252)	(3,153)
Balance at December 31	$379,281	$351,561	$389,909

At December 31, 2012 and 2011, unrecognized tax benefits, including interest, are $496.8 million and $462.8 million, respectively. The total unrecognized tax benefits at December 31, 2012 include $14.5 million that have been netted against the related deferred tax assets. Of the remaining balance, $468.2 million is reflected in "non-current income taxes payable" and $14.1 million is reflected in "accrued expenses and other current liabilities" in the accompanying consolidated balance sheet at December 31, 2012. Unrecognized tax benefits, including interest, for the year ended December 31, 2012 increased by $34.0 million due principally to a net increase in deductible timing differences and additions for tax positions related to prior years. Included in unrecognized tax benefits at December 31, 2012 is $75.7 million relating to tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. If unrecognized tax benefits at December 31, 2012 are subsequently recognized, $110.8 million and $222.3 million, net of related deferred tax assets and interest, would reduce income tax expense from continuing operations and discontinued operations, respectively. If unrecognized tax benefits at December 31, 2011 are subsequently recognized, $89.5 million and $213.6 million, net of related deferred tax assets and interest, would reduce income tax expense from continuing operations and discontinued operations, respectively.
The Company recognizes interest and, if applicable, penalties related to unrecognized tax benefits in income tax provision. Included in the income tax provision for continuing operations for the years ended December 31, 2012, 2011 and 2010 is a $5.2 million expense, $1.4 million expense and $9.1 million expense, respectively, net of related deferred taxes of $3.1 million, $0.9 million and $5.8 million, respectively, for interest on unrecognized tax benefits. Included in income tax provision for discontinued operations for the years ended December 31, 2012, 2011 and 2010 is a $2.8 million benefit, $6.7 million expense and $7.0 million expense, respectively, net of related deferred taxes of $1.7 million, $4.2 million and $4.4 million, respectively, for interest on unrecognized tax benefits. At December 31, 2012 and 2011, the Company has accrued $117.5 million and $111.2 million, respectively, for the payment of interest. Included in the income tax provision for continuing operations for the year ended December 31, 2012 is a $0.4 million expense for an increase in penalties on unrecognized tax benefits. Included in income tax provision for continuing operations for the year ended December 31, 2011 is a $2.5 million benefit for a reduction in penalties on unrecognized tax benefits. At December 31, 2012 and 2011, the Company has accrued $5.0 million and $2.5 million, respectively, for penalties.
The Company is routinely under audit by federal, state, local and foreign authorities in the area of income tax. These audits include questioning the timing and the amount of income and deductions and the allocation of income and deductions among various tax jurisdictions. The Internal Revenue Service ("IRS") has substantially completed its audit of the Company's tax returns for the years ended December 31, 2001 through 2009. The settlement of these tax years has not yet been submitted to the Joint Committee of Taxation for approval. The statute of limitations for the years 2001 through 2009 has been extended to December 31, 2013, and we expect it to be extended further. Various state and local jurisdictions are currently under examination, the most significant of which are California, New York and New York City for various tax years beginning with 2005. Income taxes payable include reserves considered sufficient to pay assessments that may result from examination of prior year tax returns. Changes to reserves from period to period and differences between amounts paid, if any, upon resolution of issues raised in audits and amounts previously provided may be material. Differences between the reserves for income tax contingencies and the amounts owed by the Company are recorded in the period they become known. The Company believes that it is reasonably possible that its unrecognized tax benefits could decrease by $122.2 million within twelve months of the current reporting date, of which approximately $13.4 million could decrease income tax provision, primarily due to settlements, expirations of statutes of limitations, and the reversal of deductible temporary differences that will primarily result in a corresponding decrease in net deferred tax assets. An estimate of other changes in unrecognized tax benefits, while potentially significant, cannot be made.